9. RELATED PARTY TRANSACTIONS AND BALANCES: Schedule of transactions and outstanding balances relating to key management personnel (Details) - Paul W. Kuhn (c) Chief Executive Officer, Director - CAD ($)
		12 Months Ended
		Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Aggregate value of transaction - Short-term employee benefits	[1]	$ 150,000	$ 150,000	$ 150,000
Aggregate value of transaction - Post-employment benefits	[1]	0	0	0
Aggregate value of transaction - Other long-term benefits	[1]	0	0	0
Aggregate value of transaction - Termination benefits	[1]	0	0	0
Aggregate value of transaction - Other expenses	[1]	0	0	0
Aggregate value of transaction - Share-based payments	[1]	0	0	0
Aggregate value of transaction - Total	[1]	$ 150,000	$ 150,000	$ 150,000

[1]	(b)On June 1, 2019, the Company entered into a Contract for Services (the “Contract”) with a contractor to serve as the Company’s president and chief executive officer. The contractor is responsible for providing technical oversight and guidance, establishing corporate goals and objectives and setting and implementing corporate strategies. Pursuant to the Contract: •The contractor will receive a fee of $12,500 per month and a rent allowance of €4,000 for the first four months; •If the Company is substantially sold or has a change of control (as defined), the contractor will receive a payment equal to two years of fees; and

•The contract remains effective until terminated in writing by either the Company or the contractor. The Company may terminate the contract at any time without notice or payment in lieu thereof for cause or at any time without cause by providing six months’ written notice or by paying the contractor in lieu of notice. The contractor may terminate the contract at any time by providing the Company with three months’ written notice.